UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): January 5, 2012 (January 1, 2012)

Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation or organization)	001-14956 (Commission File Number)	98-0448205 (I.R.S Employer Identification No.)

7150 Mississauga Road,
Mississauga, Ontario,

Canada L5N 8M5

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (905) 286-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Effective January 1, 2012, Afexa Life Sciences Inc., a wholly-owned subsidiary of Valeant Pharmaceuticals International, Inc. (the “Company”) was amalgamated with the Company.  The terms of the shares in the capital of the Company were not modified in connection with the amalgamation and remain the same as the terms of the shares in the capital of the Company prior to the amalgamation.  The Certificate and Articles of Amalgamation, which amend the articles of the Company, are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is filed with this report:

Exhibit No.	Description
3.1	Valeant Pharmaceuticals International, Inc. Certificate and Articles of Amalgamation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

Date: January 5, 2012	By:	/s/ Robert Chai-Onn
Robert Chai-Onn
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Valeant Pharmaceuticals International, Inc. Certificate and Articles of Amalgamation